UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Preliminary Information Statement - PR 14C – Amendment 1

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Definitive Information Statement

PetVivo Holdings, Inc.
(Name of Registrant As Specified in Charter)

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PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION

PetVivo Holdings, Inc.

5251 Edina Industrial Blvd.

Edina, MN 55439

November 29, 2024

Dear Stockholder:

We are pleased to invite you to attend an Annual Meeting of Stockholders of PetVivo Holdings, Inc., a Nevada corporation (“PetVivo,” the “Company,” “we,” or “our,”) to be conducted online on Monday, December 23, 2024 commencing at 3:30 p.m. Central time.

At this Annual Meeting, we will ask you to consider and vote for the election of a slate of directors recommended by our Board of Directors. The directors recommended for election by the Board of Directors to perform another term of service on the board are the following: Robert Rudelius, Robert Costantino, Joseph Jasper, Spencer Breithaupt, Diane Levitan, Michael Eldred and John Lai. (Proposal 1).

At this meeting, we will also ask you to consider and vote upon ratification of our Audit Committee’s selection of Assurance Dimensions to serve as our independent auditors for our fiscal year ended March 31, 2025 (Proposal 2).

This meeting will be completely virtual. Hosting a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and PetVivo, and enables stockholder participation from any location. Incident to attendance via the internet, stockholders will have an opportunity to hear all portions of the official meeting, submit written questions during the meeting, vote by email during the meeting, and listen to live responses to stockholder questions following the formal meeting.

You may attend the meeting and vote your shares by email during the meeting via live webcast by logging in at [                                  ]. We recommend that you log in at least 15 minutes before the meeting starts.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Details of the business to be conducted at this meeting are provided in the formal meeting notice and Information Statement following this cover letter.

Thank you.

PetVivo Holdings, Inc.

John Lai, Chief Executive Officer

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PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION

PetVivo Holdings, Inc.

5251 Edina Industrial Blvd

Edina, MN 55439

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 23, 2024

November 29, 2024

Dear Stockholders of PetVivo Holdings, Inc.

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of PetVivo Holdings, Inc., a Nevada corporation (“PetVivo”, the “Company”, “we”, or “our”) will be conducted online on Monday, December 23, 2024 commencing at 3:30 p.m. Central time. This meeting will be held to consider and vote upon the following purposes:

To vote upon Company Proposals providing:

(Proposal 1) the election of a slate of directors recommended by our Board of Directors. The directors recommended for election by the Board of Directors to perform another term of service on the board are the following: Robert Rudelius, Robert Costantino, Joseph Jasper, Spencer Breithaupt, Diane Levitan, Michael Eldred and John Lai.

(Proposal 2) ratification of, Assurance Dimensions, an independent registered public accounting firm as the Company’s independent auditors for the current fiscal year ending March 31, 2025.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Thank you for your continued support of and interest in PetVivo Holdings, Inc.

On behalf of the Board of Directors

John Lai, Chief Executive Officer

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PetVivo Holdings, Inc.

INFORMATION STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 23, 2024

Purpose

We are furnishing you this Information Statement in connection with an Annual Meeting of Stockholders of PetVivo Holdings, Inc., a Nevada corporation, (“PetVivo”, the “Company”, “we”, or “our”) to be held online at [_____________________] on Monday, December 23, 2024 at 3:30 p.m. Central time.

Definitive copies of this Information Statement are first being sent on or about December 12, 2024 to all our stockholders of record at the close of business on December 10, 2024 (the “record date”). On the record date, there were 3,045,000 shares of our preferred stock and 20,574,664 shares of our common stock outstanding and entitled to vote at this Annual Meeting, which were held by approximately 2,000 holders of record.

This Annual Meeting will be held for the following purposes:

To consider and vote upon two proposals which provide that:

(Proposal 1) (Election of Directors) – to consider and vote upon the election of a slate of directors recommended by our Board of Directors. The directors recommended for election by the Board of Directors to perform another term of service on the board are the following: Robert Rudelius, Robert Costantino, Joseph Jasper, Spencer Breithaupt, Diane Levitan, Michael Eldred and John Lai.

(Proposal 2) (the “Auditor Ratification”) – to consider and vote upon the ratification of, Assurance Dimensions, an independent registered public accounting firm as the Company’s independent auditors for the current fiscal year ending March 31, 2025.

We also may transact other business that may properly come before this annual meeting

Voting Instructions

You are entitled to one vote for each share of preferred stock and/or common stock that you own as of the close of business on the record date. Instructions to vote are as follows:

If shares are held in your name

Stockholders of Record – If your shares are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record with respect to those shares. And as the stockholder of record, you have the right to vote electronically during this online Annual Meeting.

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Voting During the Meeting – If you attend the meeting virtually, you will be able to vote during the meeting. Please refer to the specific instructions set forth on the notice of internet availability you received. If you receive more than one notice of internet availability, it likely means that you have multiple accounts with our transfer agent. Please vote all of the shares.

No Voting By Proxy or Solicitation of Stockholders – There will be no voting by proxy incident to this Annual Meeting, and also no other solicitation by our management or any other person prior to or at the meeting to influence voting on any proposal by any stockholder.

If shares are held in “Street Name”

Beneficial Owners – If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” The broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or other nominee how to vote.

Voting During the Meeting – If you plan to attend this meeting virtually and vote electronically, then you must separately obtain a form from your broker or other nominee, which gives you the right to vote your shares electronically during the meeting.

PROPOSAL 1

Ratifying Appointment Of New and Existing Directors

This Information Statement is being furnished to the shareholders of PetVivo as of the record date of December 10, 2024 in connection with an action taken by written action of the board of directors. This written action consists of a recommendation by the board of directors for the election by our shareholders of seven persons to our Board of Directors to serve until their successors are elected and shall qualify. Six of these persons have served on our Board of Directors since their election in the 2024 Annual Meeting, and the other person is a new director that has served for approximately two months.

The board recommends all seven persons currently serving on our Board of Directors; those directors being Robert Rudelius, Joseph Jasper, Rob Costantino, Diane Levitan, Spencer Breithaupt, Michael Eldred and John Lai. Background descriptions of Messrs. Rudelius, Jasper, Costantino, Levitan, Breithaupt and Lai are set forth in our Form 10K annual report, as amended, filed with the SEC on June 28, 2024, and hereby incorporated by reference into this Information Statement; and a background description of Messr. Eldred is set forth in our Form 8-K current report filed with the SEC on September 26, 2024, and also hereby incorporated by reference into this Information Statement.

On September 26, 2024, our Board of Directors appointed a new director, Michael Edred, to serve until our next regular meeting of shareholders or until his successor is elected and shall qualify.

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Voting and Other Shareholder Rights:

Holders of our preferred and common stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Accordingly, the holders of in excess of 50% of the aggregate number of shares of preferred and common stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our preferred and common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. Holders of our preferred and common stock have no cumulative voting rights. Holders of our preferred and common stock have no preemptive rights to purchase the Company’s common stock or rights or interests therein such as options and warrants. There are no conversion rights or redemption or sinking fund provisions with respect to our preferred and common stock.

Management:

All of the Company’s directors hold office until the next regular meeting of our shareholders or until their successors are duly elected and qualified. The Company’s officers are appointed by our Board of Directors and hold office until their earlier death, retirement, resignation or removal.

PROPOSAL 2

Ratification of Independent Auditors

Our Audit Committee has selected Assurance Dimensions, an independent registered public accounting firm (“Assurance”) as the Company’s independent auditors for the current fiscal year ending March 31, 2025, and our Board of Directors has directed that this auditor selection be submitted for ratification by our stockholders. Assurance also served as our independent auditors for the past fiscal year ended March 31, 2024. Although our bylaws and Nevada governing corporate law do not require such stockholder ratification, we believe that this submission for ratification by our stockholders is a matter of good corporate practice and governance.

If our stockholders fail to ratify our independent auditor selection, the Audit Committee will then reconsider whether or not to retain Assurance. Even assuming our selection of Assurance is ratified by our stockholders, the Audit Committee retains the right in its discretion to appoint different independent auditors any time during the year if such a change is determined to be in the best interests of the Company and our stockholders.

The Audit Committee assists our Board of Directors substantially with fulfilling its oversight responsibility in respect to the quality and integrity of our accounting, auditing and financial reporting policies and practice. Regarding the audit process for our most recent fiscal year, our Audit Committee performed the necessary reviews and discussions with our management and our independent auditors, and based thereon the Audit Committee submitted its report and recommended to our Board of Directors that our most recent audited financial statements be included in our Annual Report on Form 10-K for our fiscal year ended March 31, 2024, as filed with the Securities and Exchange Commission. (SEC).

Auditor Pre-Approval Policies

The Audit Committee is required under its written charter to pre-approve all audit and non-audit services performed by our independent auditors. During our past fiscal year ended March 31, 2024, all services performed by Assurance were pre-approved by our Audit Committee. Our Audit Committee also has determined that all rendering of services by Assurance during our past fiscal year has been compatible with maintaining their full independence.

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VOTE REQUIRED FOR PROPOSALS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the Company’s outstanding preferred and common shares is required to adopt and effect Proposal 1.

The affirmative vote of the holders of a majority of the shares of preferred and common stock present in person or online, and entitled to vote at this meeting, is required to adopt Proposal 2.

As of the record date of December 10, 2024, the Company had 3,045,000 shares of voting preferred and 20,574,664 shares of voting common stock issued and outstanding. Each shareholder is entitled to one vote per share of preferred and common stock.

Under Nevada law, our shareholders are not entitled to any dissenting shareholder or appraisal rights relating to any of the corporate actions being taken under these two proposals.

VOTING AND OTHER SHAREHOLDER RIGHTS

Holders of our preferred and common stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. The holders of our preferred and common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. Holders of our preferred and common stock have no cumulative voting rights. Holders of our preferred and common stock have no preemptive rights to purchase the Company’s common stock or rights or interests therein such as options and warrants. There are no conversion rights or redemption or sinking fund provisions with respect to our preferred and common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our preferred and common stock as of November 29, 2024 with respect to: (i) each person known to be the beneficial owner of more than 5% of our preferred and common stock; (ii) each director and executive officer of the Company; and (iii) directors and executive officers of the Company as a group.

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Name of Beneficial Owner *	Number of Shares	Percent of Preferred and Common Stock
Beneficial Owner of More than 5%
Stanley Gruden	1,953,223	8.27%
Alexander Nazarenko	1,393,081	5.90%
Alan Sarroff	8,015,002	33.93%

Directors and Executive Officers
John Lai	1,343,592	5.69%
Garry Lowenthal	180,000	0.76%
Randall A. Meyer	606,952	2.57%
Robert Rudelius	286,280	0.77%
Spencer Breithaupt	8,750	0.04%
Joseph Jasper	45,504	0.19%
Diane Levitan	8,750	0.04%
Robert Costantino	18,453	0.08%
Michael Eldred	8,750	0.04%
Beneficial Owners, Officers and Directors as a group (12 persons)	13,868,337	58.72%

* The address of each person in the above table is 5151 Edina Industrial Blvd, Suite 575,Edina, MN 55439.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Unless set forth in this Information Statement, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in these corporate actions which is not shared pro rata by all other stockholders of the Company.

ADDITIONAL INFORMATION

The Company is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, the Company files reports, documents, and other information, including annual and quarterly reports on Form 10-K and Form 10-Q and current reports on Form 8-K, with the Securities and Exchange Commission (the “Commission”). These reports and information filed by us can be inspected and copied at the public reference offices of the Commission, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our filings with the Commission also are available to the public on the Commission’s Internet website at http://www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is for informational purposes only.

John Lai, Chief Executive

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